UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2012

LAREDO PETROLEUM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 18, 2012, Laredo Petroleum Holdings, Inc. (the "Company") announced that its Board of Directors has appointed Richard C. Buterbaugh as Executive Vice President and Chief Financial Officer. The appointment was effective as of December 17, 2012. Mr. Buterbaugh replaces W. Mark Womble as Chief Financial Officer, who previously announced his planned retirement. Mr. Womble will remain with the Company in an advisory capacity until March 2013.
Mr. Buterbaugh, 57, joined the Company in June 2012 as Senior Vice President - Investor Relations and will continue to be responsible for the Company's investor relations activities. From March 2007 to June 2011, he was Vice President - Investor Relations and Corporate Planning at Quicksilver Resources, Inc. From November 1989 to August 2006, he was with Kerr-McGee Corp., most recently as Vice President of Corporate Planning and previously as Vice President of Investor Relations and Communications. After leaving Quicksilver Resources, Inc. and prior to joining the Company, he was a consultant for oil and gas finance and management projects. Mr. Buterbaugh has 35 years of corporate finance, planning and investor relations experience in the oil and gas industry. He holds a Bachelor of Science degree in accounting from the University of Colorado - Boulder.
In connection with his new position, the Board of Directors granted Mr. Buterbaugh 14,780 shares of the Company's restricted stock under the Company's Omnibus Equity Incentive Plan, which will vest ratably over the next three years.

Item 7.01. Regulation FD Disclosure.

On December 18, 2012, the Company issued a press release announcing the appointment of Richard C. Buterbaugh as Executive Vice President and Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press release dated December 18, 2012 announcing the appointment of Richard C. Buterbaugh as Executive Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: December 18, 2012	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

Exhibit Number	Description

99.1	Press release dated December 18, 2012 announcing the appointment of Richard C. Buterbaugh as Executive Vice President and Chief Financial Officer.